                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST

     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with seven Portfolios (each a "Portfolio" and collectively the "Portfolios"): Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio and Money Market Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 28, 2006 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus, the Statement of Additional Information and each Portfolio's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or
(800) 341-2929 (or (800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Investment Strategies and Risks.......  B-10
Strategic Transactions......................................  B-19
Investment Restrictions.....................................  B-26
Trustees and Officers.......................................  B-37
Investment Advisory Agreements..............................  B-47
Portfolio Management........................................  B-52
Other Agreements............................................  B-57
Distribution and Service....................................  B-58
Transfer Agent..............................................  B-59
Portfolio Transactions and Brokerage Allocation.............  B-60
Money Market Portfolio Net Asset Valuation..................  B-62
Purchase and Redemption of Shares...........................  B-63
Tax Status..................................................  B-63
Portfolio Performance.......................................  B-66
Money Market Portfolio Yield Information....................  B-69
Other Information...........................................  B-70
Financial Statements........................................  B-77
Appendix A -- Description of Securities Ratings.............  A-1

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2006.

                                                                    LIT SAI 4/06

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a statutory trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley. The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     Each Portfolio, except the Aggressive Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Aggressive Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of a Portfolio may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution and service expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 3, 2006, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
AGGRESSIVE GROWTH PORTFOLIO
---------------------------
Protective Life Variable Annuity............................      II              9%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Allstate Life Insurance Company.............................      II             36%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
Allstate Life Insurance Co..................................      II             17%
  300 N. Milwaukee
  Vernon Hills, IL 60061-1533
Lincoln Benefit Life........................................      II             25%
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826

COMSTOCK PORTFOLIO
------------------
American Enterprise Life Insurance Co.......................      II              8%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014
Anchor National Life Insurance Co. .........................      II             22%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Protective Life Variable Annuity............................       I             37%
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company.................      II              7%
  Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for.............................      II             12%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
COMSTOCK PORTFOLIO (CONT'D)
---------------------------
The Travelers Sep Acct ABD for..............................      II              5%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
Allstate Life Insurance Company.............................       I             24%
  300 N. Milwaukee
  Vernon Hills, IL 60051-1533
Allstate Life Insurance Company.............................      II              8%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
MLPF&S for the sole benefit of..............................       I             28%
  Its customers
  Attn: Fund Administration
  4800 Deer Lake Drive
  Jacksonville, FL 32246-6484
IDS Life Insurance..........................................      II             21%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014

EMERGING GROWTH PORTFOLIO
-------------------------
Allstate Life Insurance Company.............................       I             32%
  300 N. Milwaukee                                                II             11%
  Vernon Hills, IL 60061-1533
Variable Annuities of.......................................       I             17%
  The Travelers Insurance Co.                                     II             32%
  Attn: Shareholder Accounting 6MS
  One Tower Sq.
  Hartford, CT 06183-0001
Protective Life Variable Annuity............................       I             13%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen American Capital.................................       I              7%
  Generations Variable Annuities
  c/o American General Life Ins Co.
  P.O. Box 1591
  Houston, TX 77251-1591
MLPF&S for the sole benefit of..............................       I              5%
  Its customers
  Attn: Fund Administration 970T3
  4800 Deer Lake Drive E 2nd Fl
  Jacksonville, FL 32246-6484
American General Annuity Ins Co.............................       I              6%
  Elite Plus
  205 E 10th Ave
  Amarillo, TX 79101-3507

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
EMERGING GROWTH PORTFOLIO (CONT'D)
----------------------------------
American General Annuity Ins. Co............................       I              6%
  Bank One Variable Annuity
  205 E 10th Ave.
  Amarillo, TX 79101-3507
Anchor National Life Insurance Co...........................      II             15%
  Variable Separate Account & Variable Annuity
  Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Company.............................      II             15%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
The Travelers SEP ACCT ABD for..............................      II             11%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

ENTERPRISE PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I             12%
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I             28%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I             10%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Company.................       I              9%
  Separate Account Three
  MSDW Select Dimensions
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................       I             23%
  Investment Products Services                                    II             30%
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life Insurance Company.............................      II             28%
  Separate Account Three
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
ENTERPRISE PORTFOLIO (CONT'D)
-----------------------------
Variable Annuities of.......................................       I              7%
  The Travelers Insurance Co.
  Attn: Shareholders Accounting
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Sep Acct ABD2 for.............................      II             31%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
The Travelers SEP Acct ABD for..............................      II              8%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

GOVERNMENT PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I             59%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I              5%
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I              9%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Lincoln Benefit Life........................................      II              7%
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Protective Life Variable Annuity............................      II             12%
  Investment Products Services
  Protective Life Insurance Company
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD2 for.............................      II             23%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
GOVERNMENT PORTFOLIO (CONT'D)
-----------------------------
The Travelers Sep Acct ABD for..............................      II              8%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting GMS
  One Tower Square
  Hartford, CT 06183-0001
Variable Annuities of.......................................       I             16%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
Hartford Life and Annuity Insurance.........................      II             21%
  Company Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
Guardian Insurance & Annuity S/A E..........................      II             13%
  VA 286
  Equity Accounting 3-S
  3900 Burgess Place
  Bethlehem, PA 18017-9097

GROWTH AND INCOME PORTFOLIO
---------------------------
Anchor National Life Insurance Co. .........................      II             44%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Co..................................      II             12%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
Hartford Life and Annuity Insurance.........................       I             12%
  Company Separate Account three                                  II             11%
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Separate Account ABD2 for.....................      II             15%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
Variable Annuities of.......................................       I              7%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
GROWTH AND INCOME PORTFOLIO (CONT'D)
------------------------------------
Protective Life Variable Annuity............................       I             51%
  Investment Product Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Protective Premier Var Univ Life............................       I              5%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen Generations Variable Annuities...................       I             13%
  c/o American General Life Ins. Co.
  P.O. Box 1591
  Houston, TX 77251-1591

MONEY MARKET PORTFOLIO
----------------------
American General Life Ins. Co...............................       I              8%
  Separate Account D
  Attn: James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Allstate Financial Advisors.................................       I             14%
  Separate Account I
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Nationwide Life Insurance Co. ..............................       I             22%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I              7%
  Nationwide Variable Account--3
  c/o IPO Portfolio Account
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I              7%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Variable Annuities of.......................................      II             28%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Separate Account ABD2 for.....................       I             26%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
MONEY MARKET PORTFOLIO (CONT'D)
-------------------------------
The Travelers SEP ACCT ABD for..............................       I              5%
  Variable Annuities of                                           II             10%
  The Travelers Insurance Co.
  Attn Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
Allstate Life Insurance Co. of NY...........................       I             10%
  Attn: Financial Control GRP                                     II             15%
  P.O. Box 94200
  Palatine, IL 60094-4200
Allstate Life Insurance Company.............................      II             47%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ASSET-BACKED SECURITIES

     Government Securities Portfolio may invest a portion of its assets in asset-backed securities rated at the time of purchase in the highest investment grade (currently Aaa by Moody's Investors Service, Inc., AAA by Standard & Poor's or an equivalent rating by another nationally recognized statistical rating agency). The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Government Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

SECURITIES OF FOREIGN ISSUERS

     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchase of a collateralized mortgage obligation at a substantial discount involves the risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchase of a collateralized mortgage obligation at a premium involves additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of a collateralized mortgage obligation purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

FORWARD COMMITMENTS

     Each of the Aggressive Growth Portfolio and the Government Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Portfolio will segregate cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the amount segregated may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio will segregate either the security covered by the Forward Commitment or cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INVERSE FLOATING RATE OBLIGATIONS

     The Government Portfolio may invest up to 10% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Government Portfolio may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Government Portfolio may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

INTEREST RATE TRANSACTIONS

     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Government Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Government Portfolio may also enter into these transactions to protect against any increase in the price of securities the Government Portfolio anticipates purchasing at a later date. The Government Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Government Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Government Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

     The Government Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Government Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Government Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Portfolio will segregate an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Government Portfolio enters into an interest rate swap on other than a net basis, the Government Portfolio would segregate the full amount accrued on a daily basis of the Government Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Government Portfolio segregates assets to cover the obligations under the transactions. The Government Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Government Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Government Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Government Portfolio sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Government Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Government Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Government Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Government Portfolio's risk of loss consists of the net amount of interest payments that the Government Portfolio contractually is entitled to receive.

PORTFOLIO TURNOVER

     The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Government Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the Government Portfolio's reported portfolio turnover rate to be higher during the last three fiscal years than in previous fiscal years.

ILLIQUID SECURITIES

     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.

CONVERTIBLE SECURITIES

     A Portfolio's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which a Portfolio may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio's investments.

     For each of the Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio and Enterprise Portfolio, up to 5% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. For the Growth and Income Portfolio, up to 15% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Portfolio there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

                             STRATEGIC TRANSACTIONS

     Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategic transactions as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. The Portfolio's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification of the Portfolio as a regulated investment company.

WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market risks or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account cash and/or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account cash and/or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will segregate the Treasury bills so that they will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDICES (AGGRESSIVE GROWTH PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO AND GROWTH AND INCOME PORTFOLIO
ONLY)

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

     Futures Contract Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's investment portfolio changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although a Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and options on futures contracts. To prevent leverage in connection with the purchase of futures contracts by a Portfolio, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Portfolio when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures contracts or options on futures contracts, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash and/or liquid securities to the extent such Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE AGGRESSIVE GROWTH PORTFOLIO:

The Aggressive Growth Portfolio shall not:

      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the

           Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

      9. Invest 25% or more of its total net value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH
PORTFOLIO:

The Emerging Growth Portfolio shall not:

      1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

      2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.

      3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

      4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

      6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

      8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Emerging Growth Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ENTERPRISE
PORTFOLIO:

The Enterprise Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

     In addition to the foregoing policies which may not be approved without shareholder approval, the Enterprise Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Government Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

      1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

      3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

      4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

      5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

      6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the trustees.

      1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

      3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

      4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

      5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

      6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      8. Invest 25% or more of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11.   Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     13. Purchase any security which matures more than one year from the date of purchase.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Money Market Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (60)               Trustee          +       Chairman and Chief Executive Officer of          67
Blistex Inc.                                              Blistex Inc., a consumer health care
1800 Swift Drive                                          products manufacturer. Director of the
Oak Brook, IL 60523                                       Heartland Alliance, a nonprofit
                                                          organization serving human needs based in
                                                          Chicago. Director of St. Vincent de Paul
                                                          Center, a Chicago based day care facility
                                                          serving the children of low income
                                                          families. Board member of the Illinois
                                                          Manufacturers' Association.

Jerry D. Choate (67)             Trustee          +       Prior to January 1999, Chairman and Chief        65
33971 Selva Road                                          Executive Officer of the Allstate
Suite 130                                                 Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                      Insurance Company. Prior to January 1995,
                                                          President and Chief Executive Officer of
                                                          Allstate. Prior to August 1994, various
                                                          management positions at Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (60)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.


Jerry D. Choate (67)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of Amgen
                                 Inc., a
                                 biotechnological
                                 company, and Director
                                 of Valero Energy
                                 Corporation, an
                                 independent refining
                                 company.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Rod Dammeyer (65)                Trustee          +       President of CAC, L.L.C., a private company      67
CAC, llc.                                                 offering capital investment and management
4350 LaJolla Village Drive                                advisory services. Prior to February 2001,
Suite 980                                                 Vice Chairman and Director of Anixter
San Diego, CA 92122-6223                                  International, Inc., a global distributor
                                                          of wire, cable and communications
                                                          connectivity products. Prior to July 2000,
                                                          Managing Partner of Equity Group Corporate
                                                          Investment (EGI), a company that makes
                                                          private investments in other companies.

Linda Hutton Heagy (57)          Trustee          +       Managing Partner of Heidrick & Struggles,        65
Heidrick & Struggles                                      an executive search firm. Trustee on the
233 South Wacker Drive                                    University of Chicago Hospitals Board, Vice
Suite 7000                                                Chair of the Board of the YMCA of
Chicago, IL 60606                                         Metropolitan Chicago and a member of the
                                                          Women's Board of the University of Chicago.
                                                          Prior to 1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting firm. Prior
                                                          to 1996, Trustee of The International House
                                                          Board, a fellowship and housing
                                                          organization for international graduate
                                                          students. Prior to 1995, Executive Vice
                                                          President of ABN AMRO, N.A., a bank holding
                                                          company. Prior to 1990, Executive Vice
                                                          President of The Exchange National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Rod Dammeyer (65)                Trustee/Director/
CAC, llc.                        Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc. GATX
                                 Corporation, and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 January 2005, Trustee
                                 of the University of
                                 Chicago Hospitals and
                                 Health Systems. Prior
                                 to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc. Prior to May
                                 2002, Director of
                                 Peregrine Systems
                                 Inc. Prior to
                                 February 2001,
                                 Director of IMC
                                 Global Inc. Prior to
                                 July 2000, Director
                                 of Allied Riser
                                 Communications Corp.,
                                 Matria Healthcare
                                 Inc., Transmedia
                                 Networks, Inc., CNA
                                 Surety, Corp. and
                                 Grupo Azcarero Mexico
                                 (GAM).

Linda Hutton Heagy (57)          Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

R. Craig Kennedy (54)            Trustee          +       Director and President of the German             65
1744 R Street, NW                                         Marshall Fund of the United States, an
Washington, D.C. 20009                                    independent U.S. foundation created to
                                                          deepen understanding, promote collaboration
                                                          and stimulate exchanges of practical
                                                          experience between Americans and Europeans.
                                                          Formerly, advisor to the Dennis Trading
                                                          Group Inc., a managed futures and option
                                                          company that invests money for individuals
                                                          and institutions. Prior to 1992, President
                                                          and Chief Executive Officer, Director and
                                                          member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (70)               Trustee          +       Prior to 1998, President and Chief               67
14 Huron Trace                                            Executive Officer of Pocklington
Galena, IL 61036                                          Corporation, Inc., an investment holding
                                                          company. Director of the Marrow Foundation.

Jack E. Nelson (69)              Trustee          +       President of Nelson Investment Planning          65
423 Country Club Drive                                    Services, Inc., a financial planning
Winter Park, FL 32789                                     company and registered investment adviser
                                                          in the State of Florida. President of
                                                          Nelson Ivest Brokerage Services Inc., a
                                                          member of the NASD, Securities Investors
                                                          Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (65)        Trustee          +       President Emeritus and Honorary Trustee of       67
1126 E. 59th Street                                       the University of Chicago and the Adam
Chicago, IL 60637                                         Smith Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to July 2000,
                                                          President of the University of Chicago.
                                                          Trustee of the University of Rochester and
                                                          a member of its investment committee.
                                                          Member of the National Academy of Sciences,
                                                          the American Philosophical Society and a
                                                          fellow of the American Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, Ph.D. (64)   Trustee          +       Chief Communications Officer of the              65
815 Cumberstone Road                                      National Academy of Sciences/National
Harwood, MD 20776                                         Research Council, an independent, federally
                                                          chartered policy institution, from 2001 to
                                                          November 2003 and Chief Operating Officer
                                                          from 1993 to 2001. Director of the
                                                          Institute for Defense Analyses, a federally
                                                          funded research and development center,
                                                          Director of the German Marshall Fund of the
                                                          United States, Director of the Rocky
                                                          Mountain Institute and Trustee of Colorado
                                                          College. Prior to 1993, Executive Director
                                                          of the Commission on Behavioral and Social
                                                          Sciences and Education at the National
                                                          Academy of Sciences/National Research
                                                          Council. From 1980 through 1989, Partner of
                                                          Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (54)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, D.C. 20009           Partner of funds in
                                 the Fund Complex.

Howard J Kerr (70)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.

Jack E. Nelson (69)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.

Hugo F. Sonnenschein (65)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Director of Winston
                                 Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004 and
                                 Director of Neurogen
                                 Corporation, a
                                 pharmaceutical
                                 company, since
                                 January 1998.

                              INTERESTED TRUSTEE*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Wayne W. Whalen* (66)       Trustee      +           Partner in the law firm of Skadden, Arps,            67
333 West Wacker Drive                                Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE

Wayne W. Whalen* (66)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

------------------------------------

+ See Table D below.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)          President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas     Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. and Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (52)                Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                         since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (51)           Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square, Canary Wharf                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
London, GBR E14 4QA                                             and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)            Vice President      Officer     Managing Director and General U.S. Investment Management;
1221 Avenue of the Americas                         since 2004  Managing Director of Morgan Stanley Investment Management
New York, NY 10020                                              Inc., Morgan Stanley Investment Advisers Inc. and the
                                                                Adviser. Vice President of the Morgan Stanley Institutional
                                                                and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing
                                                                Director and General Counsel of Americas, UBS Global Asset
                                                                Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc from January 1997 to
                                                                July 2000.

Stefanie V. Chang (39)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary       since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                              Complex.


John L. Sullivan (50)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)            Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza                Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                                June 2005, Vice President and Chief Financial Officer of
                                                                Enterprise Capital Management, Inc., an investment holding company.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange

Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Portfolio and earn a rate of return determined by reference to the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Portfolio. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Portfolio prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Portfolio. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Portfolio.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                        Fund Complex
                                                       ----------------------------------------------
                                                        Aggregate       Aggregate
                                                       Pension or       Estimated           Total
                                                       Retirement     Maximum Annual    Compensation
                                         Aggregate      Benefits      Benefits from        before
                                        Compensation   Accrued as        the Fund       Deferral from
                                          from the       Part of       Complex Upon         Fund
                    Name(1)               Trust(2)     Expenses(3)    Retirement(4)      Complex(5)
                    -------             ------------   -----------   ----------------   -------------
          INDEPENDENT TRUSTEES
          David C. Arch                   $10,756       $ 40,874         $105,000         $222,935
          Jerry D. Choate                   9,552         95,781           92,000          199,799
          Rod Dammeyer                     10,756         73,108          105,000          222,935
          Linda Hutton Heagy               10,693         29,065          100,000          214,425
          R. Craig Kennedy                 10,693         20,314          100,000          214,425
          Howard J Kerr                    10,756        158,695          103,750          222,935
          Jack E. Nelson                   10,693        110,864           84,000          214,425
          Hugo F. Sonnenschein             10,756         74,118          105,000          222,935
          Suzanne H. Woolsey               10,693         68,505          100,000          214,425
          INTERESTED TRUSTEE
          Wayne W. Whalen                  10,756         80,233          105,000          222,935

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Portfolios and certain other funds in the Fund Complex. Richard F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Portfolios and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating portfolios of the Trust during the fiscal year ended December 31, 2005. The details of aggregate compensation before deferral for each operating portfolio of the Trust during the fiscal year ended December 31, 2005 are shown in Table A below. The details of compensation deferred for each operating

    Portfolio of the Trust during the fiscal year ended December 31, 2005 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating portfolio of the Trust as of December 31, 2005 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2005. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2005 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                                                         TABLE A
         2005 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO

                                                                     INDEPENDENT TRUSTEES
                                    FISCAL    -------------------------------------------------------------------
PORTFOLIO NAME                     YEAR-END    ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
--------------                     --------    ----     ------   --------    -----    -------    ----     ------
  Aggressive Growth Portfolio....   12/31     $ 1,197   $1,028   $ 1,197    $ 1,191   $ 1,191   $ 1,197   $ 1,191
  Comstock Portfolio.............   12/31       2,407    2,230     2,407      2,393     2,393     2,407     2,393
  Emerging Growth Portfolio......   12/31       1,455    1,283     1,455      1,446     1,446     1,455     1,446
  Enterprise Portfolio...........   12/31       1,256    1,086     1,256      1,249     1,249     1,256     1,249
  Government Portfolio...........   12/31       1,269    1,099     1,269      1,262     1,262     1,269     1,262
  Growth and Income Portfolio....   12/31       1,953    1,778     1,953      1,941     1,941     1,953     1,941
  Money Market Portfolio.........   12/31       1,219    1,048     1,219      1,211     1,211     1,219     1,211
                                              -------   ------   -------    -------   -------   -------   -------
    Trust total..................             $10,756   $9,552   $10,756    $10,693   $10,693   $10,756   $10,693

                                                             CURRENT
                                                            INTERESTED
                                    INDEPENDENT TRUSTEES     TRUSTEE
                                   ----------------------   ----------
PORTFOLIO NAME                     SONNENSCHEIN   WOOLSEY     WHALEN
--------------                     ------------   -------     ------
  Aggressive Growth Portfolio....    $ 1,197      $ 1,191    $ 1,197
  Comstock Portfolio.............      2,407        2,393      2,407
  Emerging Growth Portfolio......      1,455        1,446      1,455
  Enterprise Portfolio...........      1,256        1,249      1,256
  Government Portfolio...........      1,269        1,262      1,269
  Growth and Income Portfolio....      1,953        1,941      1,953
  Money Market Portfolio.........      1,219        1,211      1,219
                                     -------      -------    -------
    Trust total..................    $10,756      $10,693    $10,756

                                                                         TABLE B

     2005 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO

                                                                                                                        CURRENT
                                                                                                                       INTERESTED
                                                                           INDEPENDENT TRUSTEES                         TRUSTEE
                                            FISCAL    --------------------------------------------------------------   ----------
PORTFOLIO NAME                             YEAR-END   CHOATE   DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
--------------                             --------   ------   --------    -----    -------   ------    ------------     ------
  Aggressive Growth Portfolio............   12/31     $1,028   $ 1,197    $ 1,191    $ 92     $ 1,191     $ 1,197       $ 1,197
  Comstock Portfolio.....................   12/31      2,230     2,407      2,393     273       2,393       2,407         2,407
  Emerging Growth Portfolio..............   12/31      1,283     1,455      1,446     124       1,446       1,455         1,455
  Enterprise Portfolio...................   12/31      1,086     1,256      1,249      99       1,249       1,256         1,256
  Government Portfolio...................   12/31      1,099     1,269      1,262     102       1,262       1,269         1,269
  Growth and Income Portfolio............   12/31      1,778     1,953      1,941     197       1,941       1,953         1,953
  Money Market Portfolio.................   12/31      1,048     1,219      1,211      95       1,211       1,219         1,219
                                                      ------   -------    -------    ----     -------     -------       -------
    Trust total..........................             $9,552   $10,756    $10,693    $982     $10,693     $10,756       $10,756

                                                                         TABLE C
                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                       FROM THE TRUST AND EACH PORTFOLIO

                                                   CURRENT INDEPENDENT TRUSTEES
                       FISCAL    ----------------------------------------------------------------
PORTFOLIO NAME        YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY    NELSON    SONNENSCHEIN
--------------        --------   ------    --------    -----    -------    ------    ------------
  Aggressive Growth
    Portfolio........  12/31     $ 6,502   $ 2,715    $ 6,276   $ 1,198   $  7,099     $ 3,135
  Comstock
    Portfolio........  12/31      11,134     4,955     10,473     2,340     11,958       5,513
  Emerging Growth
    Portfolio........  12/31      10,865     3,465     12,158     5,532     18,019       3,947
  Enterprise
    Portfolio........  12/31      11,702     2,921     15,409    10,530     27,027       3,359
  Government
    Portfolio........  12/31      11,313     2,935     14,723     9,773     25,972       3,373
  Growth and Income
    Portfolio........  12/31      13,414     4,306     13,994     6,413     19,389       4,836
  Money Market
    Portfolio........  12/31       8,161     2,794      9,724     4,826     15,504       3,221
                                 -------   -------    -------   -------   --------     -------
    Trust Total......            $73,091   $24,091    $82,757   $40,612   $124,968     $27,384

                                                                                    CURRENT
                                                                                   INTERESTED
                                      FORMER INDEPENDENT TRUSTEES                   TRUSTEE
                       ---------------------------------------------------------   ----------
PORTFOLIO NAME         BRANAGAN   MILLER    REES     ROBINSON   ROONEY    SISTO      WHALEN
--------------         --------   ------    ----     --------   ------    -----      ------
  Aggressive Growth
    Portfolio........  $ 2,441    $    0   $     0    $    0    $ 242    $    74    $  6,743
  Comstock
    Portfolio........    4,661         0         0         0      516        857      11,233
  Emerging Growth
    Portfolio........   10,103       226       105       627    1,148      2,654      14,775
  Enterprise
    Portfolio........   17,171       517     6,062     1,440    2,054     26,507      20,565
  Government
    Portfolio........   16,353       493     5,927     1,327    1,941     21,332      19,800
  Growth and Income
    Portfolio........   12,374         0         0         0    1,719      3,689      16,475
  Money Market
    Portfolio........    8,507       243     3,448       628      955      9,776      12,370
                       -------    ------   -------    ------    ------   -------    --------
    Trust Total......  $71,610    $1,479   $15,542    $4,022    $8,575   $64,889    $101,961

                                                                         TABLE D

     YEAR OF TRUSTEE ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
PORTFOLIO NAME                   ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
--------------                   ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
  Aggressive Growth
    Portfolio..................  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
  Comstock Portfolio...........  2003    1999      2003     1998     1998     2003    1998        2003        1999        1998
  Emerging Growth Portfolio....  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Enterprise Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Government Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Growth and Income
    Portfolio..................  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Money Market Portfolio.......  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995

                                                                         TABLE E

     YEAR OF OFFICER ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

                                                                                            OFFICERS
                                                                ----------------------------------------------------------------
PORTFOLIO NAME                                                  CHANG   DOBERMAN   GERMANY   GOFF    ROBISON    SHEA    SULLIVAN
--------------                                                  -----   --------   -------   ----    -------    ----    --------
  Aggressive Growth Portfolio...............................    2003      2004      2006     2005     2003      2006      2000
  Comstock Portfolio........................................    2003      2004      2006     2005     2003      2006      1998
  Emerging Growth Portfolio.................................    2003      2004      2006     2005     2003      2006      1996
  Enterprise Portfolio......................................    2003      2004      2006     2005     2003      2006      1996
  Government Portfolio......................................    2003      2004      2006     2005     2003      2006      1996
  Growth and Income Portfolio...............................    2003      2004      2006     2005     2003      2006      1996
  Money Market Portfolio....................................    2003      2004      2006     2005     2003      2006      1996

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Portfolio as defined by the 1940 Act and (2) are "independent" of the Portfolio as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Trust's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Trust's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each fund with management as well as with the independent registered public accounting firm of each fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each fund that each Fund's audited financial statements be included in each fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Trust select and nominate any other nominee Independent Trustees for the Trust. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Portfolio's last fiscal year, the Board of Trustees held 13 meetings. During the Portfolio's last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 3 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Portfolio's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Portfolio not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each Portfolio and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2005 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                                   TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN THE  ------------------------------------------------------------------------------------------
PORTFOLIOS                                  ARCH    CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
----------------------------------------    ----    ------   --------    -----    -------    ----    ------   ------------  -------
  Aggressive Growth Portfolio...            none     none      none      none       none     none     none        none        none
  Comstock Portfolio.....                   none     none      none      none       none     none     none        none        none
  Emerging Growth Portfolio...              none     none      none      none       none     none     none        none        none
  Enterprise Portfolio...                   none     none      none      none       none     none     none        none        none
  Government Portfolio...                   none     none      none      none       none     none     none        none        none
  Growth and Income Portfolio...            none     none      none      none       none     none     none        none        none
  Money Market Portfolio...                 none     none      none      none       none     none     none        none        none
    Aggregate dollar range of equity
      securities in all registered
      investment companies
      overseen by trustee in the Fund
      Complex............                 $50,001-    $1-      over    $50,001-     over      $1-      $1-      $10,001-    $10,001-
                                          $100,000  $10,000  $100,000  $100,000   $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEE

                                                              TRUSTEE
                                                              --------
    DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS        WHALEN
    ---------------------------------------------------        ------
  Aggressive Growth Portfolio...............................    none
  Comstock Portfolio........................................    none
  Emerging Growth Portfolio.................................    none
  Enterprise Portfolio......................................    none
  Government Portfolio......................................    none
  Growth and Income Portfolio...............................    none
  Money Market Portfolio....................................    none
    Aggregate dollar range of equity securities in all
     registered investment companies overseen by trustee in
     the Fund Complex.......................................    over
                                                              $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2005 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                               TRUSTEES
                                     --------------------------------------------------------------------------------------------
                                       ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  --------  --------  --------  --------  --------  --------  ------------  --------
Aggressive Growth Portfolio........    none      none      none      none      none      none      none        none        none
Comstock Portfolio.................    none      none      none      none      none      none      none        none        none
Emerging Growth Portfolio..........    none      none      none      none      none      none      none        none        none
Enterprise Portfolio...............    none      none      none      none      none      none      none        none        none
Government Portfolio...............    none      none      none      none      none      none      none        none        none
Growth and Income Portfolio........    none      none      none      none      none      none      none        none        none
Money Market Portfolio.............    none      none      none      none      none      none      none        none        none
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen by
   trustee in the Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                                     $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000

INTERESTED TRUSTEE

                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
Aggressive Growth Portfolio.................................    none
Comstock Portfolio..........................................    none
Emerging Growth Portfolio...................................    none
Enterprise Portfolio........................................    none
Government Portfolio........................................    none
Growth and Income Portfolio.................................    none
Money Market Portfolio......................................    none
 Aggregate dollar range of equity securities in all
   registered investment companies overseen by trustee in
   the Fund Complex.........................................    over
                                                              $100,000

     As of April 3, 2006, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.

CODE OF ETHICS

     Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the "Aggressive Growth Advisory Agreement," "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," and "Growth and Income Advisory Agreement", for the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:

--------------------------------------------------------------------
Aggressive Growth Portfolio (based on the Portfolio's
average daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets and the amount allocated to the Money Market
     Portfolio is hereby defined as the "Money Market Pro
     Rata Amount.")
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%

Effective November 1, 2004, the Board of Trustees of the Trust approved a change to the Combined Advisory Agreement which change provides that the amount to be paid by the Money Market Portfolio shall be the lesser of: (1) the Money Market Pro Rata Amount (as calculated above) or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Money Market Portfolio only (the "Money Market Only Amount") as follows:

AVERAGE DAILY NET ASSETS                                PERCENT PER ANNUM
------------------------                                -----------------
First $250 million....................................       0.450%
Next $500 million.....................................       0.375%
Next $500 million.....................................       0.325%
Next $250 million.....................................       0.300%
Next $250 million.....................................       0.275%
Next $500 million.....................................       0.250%
Next $500 million.....................................       0.225%
Next $12.25 billion...................................       0.200%
Next $2.5 billion.....................................       0.199%
Next $7.5 billion.....................................       0.198%
Next $5 billion.......................................       0.197%
Over $30 billion......................................       0.196%

The Adviser agrees to forego any difference between the Money Market Pro Rata Amount and the Money Market Only Amount. The advisory fee amounts payable by the other Portfolios (excluding the Money Market Portfolio) are not impacted by the Money Market Only Amount and/or any amounts the Adviser foregoes by applying the Money Market Only Amount.

     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:

                                                      CLASS I    CLASS II
                                                       SHARES     SHARES
                                                      --------   --------
     -----------------------------------------------
     Aggressive Growth Portfolio....................       N/A      1.26%
     Enterprise Portfolio...........................     0.60%      0.85%
     Government Portfolio...........................     0.60%      0.85%
     Money Market Portfolio.........................     0.60%      0.85%

------------------------------------
N/A-- Not Applicable. The Aggressive Growth Portfolio does not offer Class I
      Shares.

     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.

     The following table shows the approximate advisory fees accrued under the Advisory Agreements and shows contractual and voluntary expense reimbursements by the Adviser during the fiscal years ended December 31, 2005, 2004 and 2003, as applicable.

ADVISORY FEES

                                                                                                                        GROWTH
                                     AGGRESSIVE                        EMERGING                                          AND
FISCAL YEAR ENDED                      GROWTH         COMSTOCK          GROWTH        ENTERPRISE      GOVERNMENT        INCOME
DECEMBER 31, 2005:                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------                   ----------      -----------      ----------      ----------      ----------      ----------

Advisory fees accrued                 $299,900       $12,429,400      $3,270,000       $681,900        $817,500       $7,694,900
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $117,800               -0-             -0-       $101,500        $ 59,500              -0-


                                   MONEY
FISCAL YEAR ENDED                 MARKET
DECEMBER 31, 2005:               PORTFOLIO
------------------               ---------
Advisory fees accrued            $350,000
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 24,800


FISCAL YEAR ENDED
DECEMBER 31, 2004:
-------------------------------

Advisory fees accrued                 $100,600       $ 6,995,500      $3,335,300       $740,100        $724,200       $5,459,000
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $ 99,700               -0-             -0-       $ 49,200          73,300              -0-



FISCAL YEAR ENDED
DECEMBER 31, 2004:
-------------------------------
Advisory fees accrued            $240,800
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 68,600


FISCAL YEAR ENDED
DECEMBER 31, 2003:
-------------------------------

Advisory fees accrued                 $ 26,100       $ 3,479,600      $2,849,100       $700,500        $759,600       $3,048,200
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $ 26,100               -0-             -0-       $ 57,400        $ 52,200              -0-



FISCAL YEAR ENDED
DECEMBER 31, 2003:
-------------------------------
Advisory fees accrued            $272,300
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 62,400

LITIGATION INVOLVING THE ADVISER

     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also named as defendants individual trustees and directors of certain investment companies advised by affiliates of the Adviser; but not the individual trustees of any Van Kampen funds. The complaint generally alleged that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint sought, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint. The proposed amendment raised similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleged that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The proposed amendment also dropped all claims against the named investment companies. In April 2006, the court granted defendant's motion to dismiss the complaint in its entirety and denied plaintiffs' motion for leave to amend.

     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. Similar to the action described in the preceding paragraph, the complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This action was coordinated with the action described in the preceding paragraph. After defendants have moved to dismiss, this action was stayed by agreement of the parties pending rulings on the motions to dismiss the actions described in the preceding and next paragraphs. The stay has not yet been lifted.

     The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court granted the defendant's motion to dismiss the complaint, except for plaintiff's claim that the Adviser received excessive compensation for services during the one-year period preceding the filing of the action. The plaintiff also voluntarily dismissed the independent trustees from the action without prejudice.

     The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was dismissed with prejudice but remains subject to ongoing appeals, including an appeal to the United States Supreme Court.

                              PORTFOLIO MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

WITH RESPECT TO THE AGGRESSIVE GROWTH PORTFOLIO AND THE EMERGING GROWTH PORTFOLIO AS OF DECEMBER 31, 2005:

     Gary Lewis managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Dudley Brickhouse managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Janet Luby managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Matthew Hart managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Scott Miller managed seven mutual funds with a total of approximately $7.9 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

WITH RESPECT TO THE COMSTOCK PORTFOLIO AS OF DECEMBER 31, 2005:

     B. Robert Baker managed 16 mutual funds with a total of approximately $26 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.

     Jason S. Leder managed 16 mutual funds with a total of approximately $26.6 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.

     Kevin C. Holt managed 16 mutual funds with a total of approximately $26.6 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.

WITH RESPECT TO THE ENTERPRISE PORTFOLIO AS OF DECEMBER 31, 2005:

     Sandip Bhagat managed three mutual funds with a total of approximately $1.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $6.7 million in assets; and seven other accounts with a total of approximately $476.9 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had performance based fees.

     Feng Chang managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Kevin Jung managed nine mutual funds with a total of approximately $6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Leah Modigliani managed three mutual funds with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Hooman Yaghoobi managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

WITH RESPECT TO THE GOVERNMENT PORTFOLIO AS OF DECEMBER 31, 2005:

     Scott F. Richard managed eight mutual funds with a total of approximately $11.8 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $401.3 million in assets; and nine other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $260.7 million in assets had performance based fees.

     Jaidip Singh managed four mutual funds with a total of approximately $4.5 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $118.6 million in assets.

     Michael Luo managed eight mutual funds with a total of approximately $9.3 billion in assets; no pooled investment vehicles other than mutual funds and eight other accounts with a total of approximately $934.8 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had performance based fees.

WITH RESPECT TO THE GROWTH AND INCOME PORTFOLIO AS OF DECEMBER 31, 2005:

     James A. Gilligan managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     James O. Roeder managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     Vincent E. Vizachero managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     Thomas B. Bastian managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     Sergio Marcheli managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. Except as described above, the portfolio managers of each Portfolio do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Portfolios, each Portfolio's investment performance is measured against the index listed in each Portfolio's prospectus and against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Portfolio performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of December 31, 2005, the dollar range of securities beneficially owned (either directly or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in each Portfolio is shown below:

Aggressive Growth Portfolio:
     Gary Lewis:..........................  None(1)
     Dudley Brickhouse:...................  None(1)
     Janet Luby:..........................  None(1)
     Matthew Hart:........................  None(1)
     Scott Miller:........................  None(1)
Comstock Portfolio:
     B. Robert Baker(1):..................  None(1)
     Jason Leder(1):......................  None(1)
     Kevin C. Holt(1):....................  None(1)
Emerging Growth Portfolio:
     Gary M. Lewis:.......................  None(1)
     Dudley Brickhouse:...................  None
     Janet Luby:..........................  None(1)
     Matthew Hart:........................  None(1)
     Scott Miller:........................  None
Enterprise Portfolio:
     Sandip Bhagat:.......................  None
     Feng Chang:..........................  None
     Kevin Jung:..........................  None
     Leah Modigliani:.....................  None
     Hooman Yaghoobi:.....................  None
Growth and Income Portfolio:
     James A. Gilligan:...................  None(1)
     James O. Roeder:.....................  None(1)
     Vincent E. Vizachero:................  None(1)
     Thomas B. Bastian:...................  None(1)
     Sergio Marcheli:.....................  None(1)
Government Portfolio:
     Scott F. Richard:....................  None
     Michael Luo:.........................  None

------------------------------------

(1) Although the portfolio manager does not have any assets directly invested in the applicable Portfolio, he/she has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Portfolios have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Aggressive Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     Each Portfolio has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Portfolio and other Van Kampen funds. The Portfolios' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Portfolios reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Portfolios share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

PORTFOLIO PAYMENTS PURSUANT TO THESE AGREEMENTS

     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Portfolio the following approximate amounts:*

                                                           FISCAL YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                 FUND NAME                          2005                2004                2003
                 ---------                          ----                ----                ----
Aggressive Growth Portfolio                        $64,700             $22,300             $    --
Comstock Portfolio                                  93,500              54,000              35,800
Emerging Growth Portfolio                           30,200              27,700              32,600
Enterprise Portfolio                                18,000              15,000              20,600
Government Portfolio                                18,400              16,900              25,900
Growth and Income Portfolio                         61,700              46,800              37,400
Money Market Portfolio                              15,700              12,200              14,400

---------------

 * Each Portfolio began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to

Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates and certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, providing the Portfolios and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Portfolios and other Van Kampen Funds on the Intermediaries' preferred or recommended fund list, granting the Distributor access to the Intermediaries' financial advisors and consultants, providing assistance in training and educating the Intermediaries' personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Van Kampen funds), amount of assets invested by the Intermediaries' customers (which could include current or aged assets of the Portfolios and/or some or all other Van Kampen funds), the Intermediaries' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include an ongoing annual fee in an amount up to 0.35% of the value of each Portfolio's shares held in the Intermediaries' accounts. You should review carefully any disclosure by your Intermediaries as to their compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by the Intermediaries may provide the Intermediaries and their representatives or employees, with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Trust and are approved by the Trust's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard are subject to review by the Trust's Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Portfolios.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Portfolios may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Portfolios or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Portfolios paid no commissions to affiliated brokers during the last three fiscal years. The Portfolios paid the following commissions to brokers during the fiscal years shown:

                                                                  AFFILIATED BROKERS
                                                        --------------------------------------
                                                        MORGAN STANLEY & CO.
                  Commissions Paid:                     --------------------
Fiscal year ended December 31, 2005...................  $  9,587 (Aggressive Growth Portfolio)
                                                        $  6,504 (Comstock Portfolio)
                                                        $114,192 (Emerging Growth Portfolio)
                                                        $  1,368 (Enterprise Portfolio)
                                                        $  1,607 (Growth and Income Portfolio)
Fiscal year ended December 31, 2004...................  $  4,573 (Aggressive Growth Portfolio)
                                                        $ 22,537 (Comstock Portfolio)
                                                        $213,660 (Emerging Growth Portfolio)
                                                        $ 42,089 (Enterprise Portfolio)
                                                        $ 22,371 (Growth and Income Portfolio)
Fiscal year ended December 31, 2003...................  $    319 (Aggressive Growth Portfolio)
                                                        $ 29,365 (Comstock Portfolio)
                                                        $ 29,530 (Emerging Growth Portfolio)
                                                        $ 18,605 (Enterprise Portfolio)
                                                        $ 24,692 (Growth and Income Portfolio)
Fiscal Year 2005 Percentages:
  Commissions with affiliate to total commissions.....   7.20%   (Aggressive Growth Portfolio)
                                                         0.35%   (Comstock Portfolio)
                                                        12.62%   (Emerging Growth Portfolio)
                                                         1.95%   (Enterprise Portfolio)
                                                         0.14%   (Growth and Income Portfolio)
  Value of brokerage transactions with affiliate to
     total transactions...............................   1.52%   (Aggressive Growth Portfolio)
                                                         0.01%   (Comstock Portfolio)
                                                         1.39%   (Emerging Growth Portfolio)
                                                         0.35%   (Enterprise Portfolio)
                                                         0.00%   (Growth and Income Portfolio)

     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.

                             AGGRESSIVE                        EMERGING                                   GROWTH AND      MONEY
                               GROWTH         COMSTOCK          GROWTH        ENTERPRISE    GOVERNMENT      INCOME       MARKET
                              PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                             -----------   --------------   --------------   ------------   ----------   ------------   ---------
Fiscal Year Ended
  December 31, 2005
---------------------------
  Total brokerage
    commissions              $   133,233   $    1,866,339   $      904,596   $     70,276    $15,043     $  1,129,179      $--
  Commissions for research
    services                 $   115,062   $    1,366,804   $      773,403   $     15,311    $    --     $    837,798      $--
  Value of research
    transactions             $89,510,903   $1,115,941,502   $  709,635,075   $ 11,394,988    $    --     $700,607,355      $--


Fiscal Year Ended
  December 31, 2004
---------------------------
  Total brokerage
    commissions              $   106,356   $    1,347,649   $    1,809,007   $    502,651    $ 6,790     $  1,184,008      $--
  Commissions for research
    services                 $    95,091   $    1,142,743   $    1,697,140   $    442,656    $    --     $    949,080      $--
  Value of research
    transactions             $66,569,196   $  865,458,596   $1,399,468,891   $358,853,718    $    --     $703,069,003      $--


Fiscal Year Ended
  December 31, 2003
---------------------------
  Total brokerage
    commissions              $    23,975   $    1,059,695   $    1,919,435   $    585,694    $ 7,633     $    986,643      $--
  Commissions for research
    services                 $    20,737   $      901,515   $    1,809,355   $    529,003    $    --     $    774,350      $--
  Value of research
    transactions             $12,250,993   $  468,730,211   $1,194,546,298   $332,625,077    $    --     $501,110,516      $--

                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS

     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios each intend to qualify to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, each Portfolio will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.

     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Furthermore, any segregated asset account that holds shares of the Portfolio will not satisfy the diversification requirements of Section 817(h) of the Code, and as a result any contract supported by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a contract would be taxed currently on the income credited to the contract.

     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.

     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gains designated as capital gain dividends, if any, are treated by shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Portfolio may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Portfolio meets certain holding period requirements, the Portfolio will be eligible to file, and may file, an election with the Internal Revenue Service pursuant to which shareholders of such Portfolio will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct its pro rata portion of such foreign taxes in computing its taxable income or to credit them against its U.S. federal income taxes. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's adjusted tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

     The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to assets held by segregated asset accounts of life insurance companies to fund life insurance or variable annuity contracts. These rules provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from account assets to the extent such income has been reflected in the value of the supported contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders.

     The federal income tax discussions set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE

     The average annual total return for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2005. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.

CLASS I SHARES

                                                                               AVERAGE ANNUAL
                                                             AVERAGE ANNUAL     TOTAL RETURN         CUMULATIVE
                                                              TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR     PERIOD OR SINCE      TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD           INCEPTION       SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Comstock Portfolio
  commencement date 4/30/99..........          4.37%              4.86%             6.84%              55.47%
Emerging Growth Portfolio
  commencement date 07/03/95.........          7.93%             -7.41%             9.21%             182.73%
Enterprise Portfolio
  commencement date 04/07/86.........          8.15%             -4.44%             5.72%             334.80%
Government Portfolio
  commencement date 04/07/86.........          3.54%              5.16%             5.44%             239.58%
Growth and Income Portfolio
  commencement date 12/23/96.........          9.99%              5.34%            11.10%             158.41%
Money Market Portfolio
  commencement date 04/07/86.........          2.68%              1.78%             3.43%             140.76%

CLASS II SHARES

                                                                               AVERAGE ANNUAL
                                                             AVERAGE ANNUAL     TOTAL RETURN         CUMULATIVE
                                                              TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR     PERIOD OR SINCE      TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD           INCEPTION       SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Aggressive Growth Portfolio
  commencement date 9/25/00..........         11.11%             -5.90%            -10.72%*           -44.97%
Comstock Portfolio
  commencement date 9/18/00..........          4.11%              4.60%              7.50%*            46.56%
Emerging Growth Portfolio
  commencement date 9/18/00..........          7.64%             -7.64%            -11.60%*           -47.88%
Enterprise Portfolio
  commencement date 7/24/00..........          7.88%             -4.68%             -8.23%*           -37.31%
Government Portfolio
  commencement date 12/15/00.........          3.28%              4.91%              4.93%*            27.49%
Growth and Income Portfolio
  commencement date 9/18/00..........          9.72%              5.07%              5.76%*            34.46%
Money Market Portfolio
  commencement date 12/15/00.........          2.43%              1.53%              1.57%*             8.16%

------------------------------------
 * Denotes since inception.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

     From time to time, a Portfolio's marketing materials may include an update from the portfolio manager or the Adviser, and a discussion of general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds.

The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Trust at the telephone number or address printed on the cover of this Statement of Additional Information.

                    MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Trust's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Portfolio's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by a Portfolio and the Adviser to a Portfolio's shareholders. The Trust and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Portfolio. The Trust's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Trust's public web site. On its public web site, the Trust currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days (other than with respect to the Money Market Portfolio).

     A Portfolio provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Portfolio's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, a Portfolio may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Portfolio and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Portfolio non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Portfolio or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to a Portfolio's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for a Portfolio. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. A Portfolio's shareholders may, in some circumstances, elect to redeem their shares of a Portfolio in exchange for their pro rata share of the securities held by a Portfolio. In such circumstances, pursuant to the Policy, such Portfolio shareholders may receive a complete listing of the portfolio holdings of a Portfolio up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, a Portfolio may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Portfolio may disclose portfolio holdings to transition managers, provided that a Portfolio has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, a Portfolio or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and a Portfolio's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Portfolio on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of a Portfolio and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Portfolio shareholders; and

     - monitor potential conflicts of interest between Portfolio shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of a Portfolio, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on a Portfolio's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or a Portfolio have entered into ongoing arrangements to make available public and/or non-public information about the Portfolio's portfolio holdings. A Portfolio currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)..............  Full portfolio          Daily basis                      (2)
                             holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting agent) (*)........  Full portfolio          Twice a month                    (2)
                             holdings
FT Interactive Data Pricing
  Service Provider (*).....  Full portfolio          As needed                        (2)
                             holdings
Van Kampen Investor
  Services, Inc. (*).......  Full portfolio          As needed                        (2)
                             holdings
David Hall (*).............  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis
Windawi (*)................  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
FUND RATING AGENCIES
Lipper (*).................  Full portfolio          Monthly and            Approximately 1 day
                             holdings                Quarterly basis        after previous month end
                                                                            and approximately 30
                                                                            days after quarter end,
                                                                            respectively
Morningstar (**)...........  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Standard & Poor's (*)......  Full portfolio          Monthly                As of previous month
                             holdings                                       end, respectively
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*).....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Bloomberg (**).............  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Callan Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Cambridge Associates (*)...  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
CTC Consulting, Inc.
  (**).....................  Top Ten and Full        Quarterly basis        Approximately 15 days
                             portfolio holdings                             after quarter end and
                                                                            approximately 30 days
                                                                            after quarter end,
                                                                            respectively
Credit Suisse First Boston
  (*)......................  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively(6)
Evaluation Associates
  (*)......................  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively(6)
Fund Evaluation Group
  (**).....................  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end
Jeffrey Slocum & Associates
  (*)......................  Full portfolio          Quarterly basis (6)    Approximately 10-12 days
                             holdings (5)                                   after quarter end
Hammond Associates (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hartland & Co. (**)........  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hewitt Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Merrill Lynch (*)..........  Full portfolio          Monthly basis          Approximately 1 day
                             holdings                                       after previous month end
Mobius (**)................  Top Ten portfolio       Monthly basis          At least 15 days after
                             holdings (4)                                   month end
Nelsons (**)...............  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
Prime Buchholz &
  Associates, Inc. (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
PSN (**)...................  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end
PFM Asset Management LLC
  (*)......................  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**)......  Top Ten and Full        Monthly and            At least 15 days after
                             portfolio holdings      quarterly basis        month end and at least
                                                                            30 days after quarter
                                                                            end, respectively
Stratford Advisory Group,
  Inc. (*).................  Top Ten portfolio       Quarterly basis (6)    Approximately 10-12 days
                             holdings (7)                                   after quarter end
Thompson Financial (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Watershed Investment
  Consultants, Inc. (*)....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Yanni Partners (**)........  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end

------------------------------------

 (*) This entity has agreed to maintain Portfolio non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     In addition, the following insurance companies, which are deemed service providers to the Portfolios, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: TransAmerica Life Insurance Company, First SunAmerica Life Insurance Co., SunAmerica Life Insurance Company, Allianz Life Insurance Company of North America, Preferred Life Insurance Company of New York, Hanover Insurance Group, Inc., Allstate Life Insurance Co., Allstate Life Insurance Co. of New York, Lincoln Benefit Life Company, American Enterprise Life Ins. Co, American Centurian Life Insurance Company, IDS Life Insurance Company, American General Life Insurance Co., U.S. Life Insurance Co. of NY, American General Life Insurance Co. of NY, American General Annuity Insurance Co., Columbus Life

Insurance Co., Fidelity Security Life Insurance Co., Great-West Life & Annuity Insurance Company and Charles Schwab & Co, Inc., First Great-West Life & Annuity Insurance Company and Charles Schwab & Co., Inc., Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Genworth Life and Annuity Insurance Company, The Guardian Insurance & Annuity Co., Inc., Hartford Life Insurance Co. & Hartford Life & Annuity Insurance Co., American Life Insurance Co. of NY, Integrity Life Insurance Company, Merrill Lynch Life Insurance Co., Merrill Lynch Life Ins. Co. of New York, MetLife Insurance Co., First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company, Midland National Life Insurance Company, Minnesota Life Insurance Co., Integrity Life Insurance Company, National Integrity Life Insurance Company, Nationwide Financial Services, Inc., Protective Life Insurance Co., Sage Life Assurance of America, Inc., Sun Life Assurance Company of Canada (U.S.), Travelers Insurance Company and Travelers Life and Annuity Company, CitiCorp Life Insurance Co., First CitiCorp Life Insurance Co. The Portfolios do not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

     A Portfolio may also provide Portfolio portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Portfolios or the Adviser. These persons currently are: (i) the Portfolios' independent registered public accounting firm (as of a Portfolio's fiscal year end and on an as needed basis), (ii) counsel to a Portfolio (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.

SHAREHOLDER REPORTS

     Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by an independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by a Portfolio is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in a Portfolio as part of its authority to manage, acquire and dispose of Portfolio assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser generally will vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Generally, routine proposals will be voted in support of management.

     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
       (notwithstanding management support).

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to a Portfolio of voting such proxies.

     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that special committee will have sole discretion to cast a vote.

     Third Parties. To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

     Further Information. A copy of the Proxy Policy, as well as the Trust's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. The Trust's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Trust performs an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive Chicago, Illinois 60606, to be the independent registered public accounting firm for each Portfolio.

LEGAL COUNSEL

     Counsel to the Portfolio is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated December 31, 2005. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on February 28, 2006 and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees on the following considerations:

     - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     - Nature of and provisions of the obligation: and

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     C: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     P: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     R: The 'r' highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

     A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS: Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

     AAA: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     NOTE: Moody's appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

     - Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     - Notes allowing for negative coupons, or negative principal;

     - Notes containing any provision that could obligate the investor to make any additional payments.

     - Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

                                       NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                                       A-5